Dated 17 December 2014
CARFIN FINANCE INTERNATIONAL LIMITED
as the Issuer and FCT Noteholder
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as Arranger and Transaction Agent
DEUTSCHE TRUSTEE COMPANY LIMITED
as Issuer Security Trustee
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as FleetCo Security Agent
CERTAIN ENTITIES NAMED HEREIN
as Opcos, Servicers and Lessees
CERTAIN ENTITIES NAMED HEREIN
as FleetCos
AVIS BUDGET CAR RENTAL, LLC
as the Parent
AVIS FINANCE COMPANY LIMITED
as Finco, the Subordinated Lender and the Italian VAT Lender
AVIS BUDGET EMEA LIMITED
as Avis Europe
CERTAIN ENTITIES NAMED HEREIN
as the Account Banks
DEUTSCHE BANK AG, LONDON BRANCH
as Issuer Cash Manager, Dutch FleetCo Spanish Account Bank Operator, Dutch FleetCo German Account Bank Operator, Dutch FleetCo Dutch Account Bank Operator, French FleetCo Account Bank Operator, and FleetCo Back-up Cash Manager
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
as French Intermediary Bank and FCT Servicer
CACEIS BANK FRANCE
as FCT Custodian
FCT CARFIN
represented by
EUROTITRISATION
as the FCT Management Company
CERTAIN ENTITIES NAMED HEREIN
as the Senior Noteholders
and
CERTAIN OTHER ENTITIES NAMED HEREIN

FIFTH MASTER AMENDMENT DEED

Ref: L-231331
Linklaters LLP

	Table of Contents
Contents		Page
1	Definitions and Interpretation	3
2	Amendment to the Original Master Definitions Agreement	3
3	Amendment Date	3
4	Transaction Agent	4
5	Issuer Security Trustee and FleetCo Security Agent	4
6	Transaction Documents	4
7	Confirmation of Guarantees	4
8	Illegality	5
9	Rights and remedies	5
10	Counterparts	5
11	Incorporation of Common Terms	5
12	Third party rights	5
13	Governing law and jurisdiction	5

	Schedule 1: The Parties	6
	Execution Page	9

#1

This Amendment and Restatement Deed is made on 17 December 2014 between:

(1)
CARFIN FINANCE INTERNATIONAL LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463656 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (the “Issuer” and the “FCT Noteholder”);

(2)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“Transaction Agent” and “Arranger”);

(3)	DEUTSCHE TRUSTEE COMPANY LIMITED (the “Issuer Security Trustee”, acting for itself and on behalf of the Issuer Secured Creditors);

(4)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (the “FleetCo Security Agent”, acting for itself and on behalf of the FleetCo Secured Creditors);

(5)
THE OPCOS, the SERVICERS and LESSEES listed in part 1 of Schedule 1 (The Parties) hereto including AVIS BUDGET ITALIA S.P.A. (as “VAT Sharing Italian Opco”, in its capacity as Italian Opco (as defined therein) under the VAT Sharing Agreement and the Italian Income Tax Consolidation Agreement);

(6)	THE FLEETCOS listed in part 2 of Schedule 1 (The Parties) hereto;

(7)	AVIS BUDGET CAR RENTAL, LLC (the “Parent”);

(8)	AVIS FINANCE COMPANY LIMITED (“Finco”, the “Subordinated Lender”, the “Central Servicer” and the “Italian VAT Lender”);

(9)	AVIS BUDGET EMEA LIMITED (“Avis Europe”, together with the Opcos, the Servicers, the Lessees, the Parent and Finco, the “Avis Obligors”);

(10)	THE ACCOUNT BANKS listed in part 3 of Schedule 1 (The Parties) hereto;

(11)
DEUTSCHE BANK AG, LONDON BRANCH (the “Dutch FleetCo Spanish Account Bank Operator”, the “Dutch FleetCo German Account Bank Operator”, the “Dutch FleetCo Dutch Account Bank Operator”, the “French FleetCo Account Bank Operator” the “Issuer Cash Manager”, the “FleetCo Dutch Back-up Cash Manager”, the “FleetCo French Back-up Cash Manager”, the “FleetCo German Back-up Cash Manager”, the “FleetCo Italian Back-up Cash Manager” and the “FleetCo Spanish Back-up Cash Manager”);

(12)	THE SENIOR NOTEHOLDERS listed in part 4 of Schedule 1 (The Parties) hereto (the “Senior Noteholders”);

(13)	STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED (the “Issuer Corporate Services Provider” and the “FleetCo Holdings Corporate Services Provider”);

(14)
CARFIN FINANCE HOLDINGS LIMITED, a private limited company incorporated under the laws of Ireland with registered number 463657 and having its registered office at 1 Grant's Row, Lower Mount Street, Dublin 2, Ireland (“FleetCo Holdings”);

(15)
INTERTRUST (NETHERLANDS) B.V. and VISTRA B.V. (the “Dutch FleetCo Corporate Services Providers”, together with the Issuer Corporate Services Provider and the FleetCo Holdings Corporate Services Provider, the “Corporate Services Providers”);

(16)	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (“French Intermediary Bank” and “FCT Servicer”);

#2

(17)	FCT CARFIN (the ”FCT”) represented by EUROTITRISATION (the “FCT Management Company”);

(18)	CACEIS BANK FRANCE (the “FCT Custodian”);

(19)	CACEIS CORPORATE TRUST (the “FCT Registrar”); and

(20)
DEUTSCHE BANK LUXEMBOURG S.A., a public limited liability company incorporated under the laws of Luxembourg, registered with the Register of Commerce and Companies in Luxembourg under number B 9164, whose registered office is at 2, Boulevard Konrad Adenauer, L-1115 Luxembourg (the “Registrar”),

each of the above a “Party” and together the “Parties” to this Deed.
WHEREAS

(A)
Certain of the Parties hereto entered into a Master Definitions Agreement dated 5 March 2013 as amended by an amendment letter dated 19 March 2013 and a second amendment agreement dated 15 April 2013 and as amended and restated by a third amendment agreement dated 21 May 2014 and a fourth amendment agreement dated 15 December 2014 (the “Original Master Definitions Agreement”).

(B)	The Parties have agreed to amend the Original Master Definitions Agreement on the terms and conditions set out below.

1	Definitions and Interpretation

1.1
Unless otherwise defined herein or the context otherwise requires, terms defined in the Original Master Definitions Agreement (as amended or amended and restated from time to time) have the same meaning in this Deed. Subject to Clause 1.2 below, the provisions of clause 2 (Principles of Interpretation and Construction) of the Original Master Definitions Agreement (as amended or amended and restated from time to time) shall apply herein as if set out in full herein and as if references therein to a “Relevant Agreement” were to this Deed. In addition, “Amendment Date” means 17 December 2014.

1.2	A reference to a “Clause” is a reference to a clause of this Deed.

2	Amendment to the Original Master Definitions Agreement
The Original Master Definitions Agreement shall be amended by deleting the definition of “Final Maturity Date” in clause 1 (Definitions and Interpretation) in its entirety and replacing it with the following:
““Final Maturity Date” means 20 months after the Expected Maturity Date.

3	Amendment Date
The Parties hereby agree that the amendment set out in Clause 2 (Amendment to the Original Master Definitions Agreement) shall be effective as of the Amendment Date. Notwithstanding anything to the contrary contained herein, if for any reason this Deed fails to be effective on the Amendment Date, this Deed shall terminate and the rights and obligations of the parties to the Transaction Documents shall be fully preserved as they existed prior to the date hereof.

#3

4	Transaction Agent

4.1
In accordance with clause 13.4 (Consents, Directions, Instructions, Amendments, Waivers and Modification of Transaction Documents by the Transaction Agent) of the Framework Agreement, each Senior Noteholder hereby instructs and directs the Transaction Agent to consent to all the amendments required to be agreed by such Senior Noteholder as set out herein.

4.2	The Transaction Agent hereby consents to all amendments referred to herein.

5	Issuer Security Trustee and FleetCo Security Agent

5.1
In accordance with clause 24.3.1 (Consents, Directions, Instructions, Amendments, Waivers and Modifications of Transaction Documents by the Issuer Security Trustee) of the Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the Issuer Security Trustee to enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments required to be agreed by the Issuer Security Trustee as set out herein.

5.2
In accordance with clause 14.2 (Instructions to FleetCo Security Agent) of the Framework Agreement, the Transaction Agent, by the execution of this Deed, hereby instructs and directs the FleetCo Security Agent to enter into this Deed and all other relevant documents to be entered into in connection herewith and to consent to all the amendments required to be agreed by the FleetCo Security Agent as set out herein.

6	Transaction Documents

6.1
Save as expressly amended by this Deed, the Original Master Definitions Agreement and the other Transaction Documents shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

6.2
By their acceptance of the terms of this Deed, each of the Issuer, the FleetCos and the Avis Obligors confirms that its obligations under the Transaction Documents to which it is a party will remain in full force and effect.

6.3	The FleetCo Security Agent and the Transaction Agent hereby designate this Deed as a FleetCo Transaction Document.

6.4	The Transaction Agent hereby designates this Deed as an Issuer Transaction Document.

7	Confirmation of Guarantees

7.1
Avis Budget EMEA Limited as the guarantor under the Avis Europe Payment Guarantee hereby (i) expressly confirms that its obligations under the Avis Europe Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this Deed and (ii) acknowledges that it is not released from its obligations under the Avis Europe Payment Guarantee.

7.2
Finco as the guarantor under the Original Finco Payment Guarantee hereby (i) expressly confirms that its obligations under the Original Finco Payment Guarantee remain in full force and effect notwithstanding the amendments to the Transaction Documents as set out in this

#4

Deed and (ii) acknowledges that it is not released from its obligations under the Original Finco Payment Guarantee.

8	Illegality
If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

9	Rights and remedies
No failure by the Issuer Secured Creditors or the FleetCo Secured Creditors to exercise, or any delay by the Issuer Secured Creditors or the FleetCo Secured Creditors in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Transaction Document.

10	Counterparts
This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

11	Incorporation of Common Terms
The Common Terms shall be incorporated by reference into this Deed. If there is any conflict between the Common Terms as incorporated by reference into this Deed and the other provisions of this Deed, the provisions of the incorporated Common Terms shall prevail.

12	Third party rights
No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

13	Governing law and jurisdiction
This Deed and all non-contractual obligations arising out of or in connection with it shall be governed by, and shall be construed in accordance with, English law. Each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales.
In Witness whereof this Deed has been delivered on the date stated at the beginning of this Deed.

#5

Schedule 1: The Parties
Part 1 Opcos, Servicers and Lessees

Opcos

Name of Opcos	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (the “German Opco”)	HRA 3033
Avis Budget Italia S.p.A. (the “Italian Opco”)	421940586
Avis Alquile un Coche S.A. (the “Spanish Opco”)	A28152767
Avis Budget Autoverhuur B.V. (the “Dutch Opco”)	33129079
Avis Location de Voitures SAS (the “French Opco”)	652 023 961 RCS Nanterre
Servicers (excluding the Central Servicer)

Name of Servicers	Registration number (or equivalent, if any)
Avis Alquile un Coche S.A. (the “Spanish Servicer”) in respect of Dutch FleetCo’s fleet in Spain	A28152767
In respect of Italian FleetCo: Avis Budget Italia S.p.A. (the “Italian Servicer”)	421940586
In respect of French FleetCo: Avis Location de Voitures SAS (the “French Servicer”)	652 023 961 RCS Nanterre

Central Servicer

Name of Central Servicer	Registration number (or equivalent, if any)
Avis Finance Company Limited (the “Central Servicer”)	2123807
Lessees

#6

Name of Lessees	Registration number (or equivalent, if any)
Avis Budget Autovermietung GmbH & Co. KG (as lessee under the Master German Fleet Lease Agreement)	HRA 3033
Avis Budget Italia S.p.A. (as lessee under the Italian Master Lease Agreement)	421940586
Avis Alquile un Coche S.A. (as lessee under the Spanish Master Lease Agreement)	A28152767
Avis Budget Autoverhuur B.V. (as lessee under the Master Dutch Fleet Lease Agreement)	33129079
Avis Location de Voitures SAS (as lessee under the French Master Lease Agreement)	652 023 961 RCS Nanterre

Part 2 FleetCos

Name of FleetCos Jurisdiction of Incorporation and legal form	Registration number (or equivalent, if any)
FinCar Fleet B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Dutch FleetCo”)	55227732
FinCar Fleet B.V., Sucursal en España, the Spanish branch of FINCAR FLEET B.V. (a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of Netherlands) with registered address at Avenida Manoteras, nº 32, 28050 Madrid, Spain and Spanish fiscal identification number W0037096E and registered at the Mercantile Registry in Madrid under volume 28809, page 190, section 8th and sheet M-518708 (the “Dutch FleetCo, Spanish Branch”)
W0037096E
Avis Budget Italia S.p.A. Fleet Co. S.A.p.A., a partnership limited by shares (the “Italian FleetCo”)	97550851009
AB FleetCo a simplified limited stock company (société par actions simplifiée) (the “French FleetCo”)	799 383 997 R.C.S. Beauvais

Part 3 Account Banks

#7

Name of Account Bank	Registration number (or equivalent, if any)
Deutsche Bank AG, London branch (the “Issuer Account Bank”)	HRB 30 000, branch number BR00005
Deutsche Bank S.A.E. (the “Dutch FleetCo Spanish Account Bank”)	A-08000614
Deutsche Bank AG, London branch (the “Dutch FleetCo Spanish Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank S.P.A (the “Italian FleetCo Account Bank”)	1340740156
Deutsche Bank AG (the “Dutch FleetCo German Account Bank”)	HRB 30 000
Deutsche Bank AG, London branch (the “Dutch FleetCo German Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank AG, Amsterdam Branch (the “Dutch FleetCo Dutch Account Bank”)	HRB 30 000, branch number 33304583
Deutsche Bank AG, London Branch (the “Dutch FleetCo Dutch Account Bank Operator”)	HRB 30 000, branch number BR00005
Deutsche Bank AG, Paris Branch (the “French FleetCo Account Bank”)	HRB 30 000, branch number 310327481
Deutsche Bank AG, London Branch (the “French FleetCo Account Bank Operator”)	HRB 30 000, branch number BR00005

Part 4 Senior Noteholders

Names of Senior Noteholders	Registration number (or equivalent, if any)
Blue Finn S.a.r.l., Luxembourg, Küsnacht Branch	CH-020.9.003.783-3
Crédit Agricole Corporate and Investment Bank	304187701
Deutsche Bank AG, London Branch	HRB 30 000, branch number BR00005
Natixis	542044524
Scotiabank Europe plc	817692
Elektra Purchase No. 34 Limited	548807
Jupiter Securitization Company LLC	223771
JPMorgan Chase Bank, N.A.	2118141

#8

Execution Page

Issuer and FCT Noteholder
SIGNED AND DELIVERED AS A DEED by
CARFIN FINANCE INTERNATIONAL LIMITED
when the common seal was affixed hereto

/s/ Karen McCrave Karen McCrave Director Structured Finance Management (Ireland) Limited Secretary

Transaction Agent and Arranger
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Edith Lusson

Name:	Edith Lusson
Title:	Executive Director

in the presence of: /s/ Stephanie Passet
Name:	Stephanie Passet
Address:	9 quai du President Paul Doumer, 92920 Paris La Defense
Occupation:	Banker

Issuer Security Trustee

#9

The common seal of
DEUTSCHE TRUSTEE COMPANY LIMITED
was affixed to this DEED in the presence of:

/s/ Nick Rogivue
Associate Director: Nick Rogivue
/s/ Clive Rakestrow
Associate Director: Clive Rakestrow

FleetCo Security Agent
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By: /s/ Edith Lusson

Name:	Edith Lusson
Title:	Executive Director

in the presence of: /s/ Stephanie Passet
Name:	Stephanie Passet
Address:	9 quai du President Paul Doumer, 92920 Paris La Defense
Occupation:	Banker

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Opco)

By: /s/ Martin Gruber

Name:	Martin Gruber
Title:	Managing Director

#10

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#11

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Italian Opco)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as VAT Sharing Italian Opco)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#12

The Opcos
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Opco)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

The Opcos
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Opco)

By: /s/ Eric Lepleux

Name:	Eric Lepleux
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#13

The Opcos
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Opco)

By: /s/ Eric Lepleux

Name:	Eric Lepleux
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Servicers
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Servicer)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

#14

The Servicers
EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED (as Central Servicer)

By:	By: /s/ Joanna Spiers	By: /s/ Gail Jones
Name:	Name: Joanna Spiers	Name: Gail Jones
	Director	Secretary

The Servicers
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Italian Servicer)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#15

The Servicers
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Servicer)

By: /s/ Eric Lepleux

Name:	Eric Lepleux
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERMIETUNG GMBH & CO. KG (as German Lessee)

By: /s/ Martin Gruber

Name:	Martin Gruber
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#16

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. (as Italian Lessee)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Lessees
EXECUTED AS A DEED on behalf of
AVIS ALQUILE UN COCHE S.A. (as Spanish Lessee)
By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

#17

The Lessees
EXECUTED AS A DEED on behalf of
AVIS BUDGET AUTOVERHUUR B.V. (as Dutch Lessee)
By: /s/ Eric Lepleux

Name:	Eric Lepleux
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Lessees
EXECUTED AS A DEED on behalf of
AVIS LOCATION DE VOITURES SAS (as French Lessee)

By: /s/ Eric Lepleux

Name:	Eric Lepleux
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#18

FleetCo Holdings
SIGNED AND DELIVERED AS A DEED by
CARFIN FINANCE HOLDINGS LIMITED
when the common seal was affixed hereto

/s/ Karen McCrave Karen McCrave Director Structured Finance Management (Ireland) Limited Secretary

The FleetCos
EXECUTED AS A DEED on behalf of
FINCAR FLEET B.V. (as Dutch FleetCo)

By: /s/ P.D. Haverkamp-Idema

Name:	P.D. Haverkamp-Idema
Title:	Managing Director / Proxyholder A

By: /s/ B.W. de Sonnaville

Name:	B.W. de Sonnaville
Title:	Managing Director / Proxyholder B

#19

The FleetCos
EXECUTED AS A DEED on behalf of
FINCAR FLEET B.V., SUCURSAL EN ESPAÑA (as Dutch FleetCo, Spanish Branch)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Dutch FleetCo, Spanish Branch representative

The FleetCos
EXECUTED AS A DEED on behalf of
AVIS BUDGET ITALIA S.P.A. FLEET CO. S.A.P.A. (as Italian FleetCo)

By: /s/ Gianluca Testa

Name:	Gianluca Testa
Title:	Managing Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

#20

The FleetCos
EXECUTED AS A DEED on behalf of
AB FLEETCO (as French FleetCo)

By: MAS FRANCE

Name:	Pierre Dorier
Title:	Gerant
/s/ Pierre Dorier

in the presence of MAS FRANCE
Name:	Clement Jomaa
Address:	21, rue Clement Marot, 75008 Paris
Occupation:	Employee
/s/ Clement Jomaa

Parent
EXECUTED AS A DEED on behalf of
AVIS BUDGET CAR RENTAL, LLC

By: /s/ Rochelle Tarlowe

Name:	Rochelle Tarlowe
Title:	Vice President and Treasurer

in the presence of
Name:	Erik Johnson
Address:	6 Sylvan Way, Parsippany, NJ 07054
Occupation:	Attorney

#21

Finco, Italian VAT Lender, Dutch VAT Lender and the Subordinated Lender
EXECUTED AS A DEED on behalf of
AVIS FINANCE COMPANY LIMITED

By:	By: /s/ Joanna Spiers	By: /s/ Gail Jones
Name:	Name: Joanna Spiers	Name: Gail Jones
	Director	Secretary

EXECUTED AS A DEED on behalf of
Avis Europe
AVIS BUDGET EMEA LIMITED

By: /s/ Martyn Smith

Name:	Martyn Smith
Title:	Director

in the presence of: /s/ Sue Greenwood
Name: Sue Greenwood
Address: Avis Budget Services Ltd, Park Rd, Bracknell, Berks
Occupation: Personal Assistant

The Account Banks
DEUTSCHE BANK AG, LONDON BRANCH (as Issuer Account Bank)
EXECUTED AS A DEED
By: /s/ Nick Rogivue
Name: Nick Rogivue
Title: Vice President

By: /s/ Clive Rakestrow
Name: Clive Rakestrow
Title: Vice President

#22

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK S.A.E. (as Dutch FleetCo Spanish Account Bank)

By: /s/ Thomas Steimann

Name:	Thomas Steimann
Title:	Director

By: /s/ Javier Di Girolamo

Name:	Javier Di Girolamo
Title:	V.P.

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Spanish Account Bank Operator)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

#23

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK S.P.A. (as Italian FleetCo Account Bank)

By: /s/ Anna Maria Pettinelli

Name:	Anna Maria Pettinelli
Title:	VP

By: /s/ Giovanni Fontanella

Name:	Giovanni Fontanella
Title:	VP

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG (as Dutch FleetCo German Account Bank)

By: /s/ Vivien Wichmann

Name:	Vivien Wichmann
Title:	Vice President

By: /s/ Bernd Birck

Name:	Bernd Birck
Title:	Assistant Vice President

#24

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo German Account Bank Operator)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, AMSTERDAM BRANCH (as Dutch FleetCo Dutch Account Bank)

By: /s/ J. Roos

Name:	J. Roos
Title:	VP

By: /s/ Jeroen Blok

Name:	Jeroen Blok
Title:	Director

#25

DEUTSCHE BANK AG, LONDON BRANCH (as Dutch FleetCo Dutch Account Bank Operator)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as French FleetCo Account Bank Operator)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

#26

EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, PARIS BRANCH (as French FleetCo Account Bank)

By: /s/ Xavier Connen

Name:	Xavier Connen
Title:	Authorised Signatory

By: /s/ Catherine Bonnouvrier

Name:	Catherine Bonnouvrier
Title:	Authorised Signatory

#27

Issuer Cash Manager

DEUTSCHE BANK AG, LONDON BRANCH
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

The FleetCo Back-up Cash Managers

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo German Back-up Cash Manager)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

#28

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Italian Back-up Cash Manager)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Spanish Back-up Cash Manager)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo Dutch Back-up Cash Manager)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

#29

DEUTSCHE BANK AG, LONDON BRANCH (as FleetCo French Back-up Cash Manager)
EXECUTED AS A DEED

By: /s/ Nick Rogivue

Name:	Nick Rogivue
Title:	Vice President

By: /s/ Clive Rakestrow

Name:	Clive Rakestrow
Title:	Vice President

#30

The Senior Noteholder
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE
AND INVESTMENT BANK

By: /s/ Edith Lusson

Name:	Edith Lusson
Title:	Executive Director
in the presence of: /s/ Stephanie Passet
	Name:	Stephanie Passet
	Address:	9 quai du President Paul Doumer, 92920 Paris La Defense
	Occupation:	Banker

#31

The Senior Noteholder
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK AG, LONDON BRANCH
By: /s/ Frederic de Benoist
Name: Frederic de Benoist
Title: Director

By: /s/ Patrick Connors
Name: Patrick Connors
Title: Managing Director

#32

The Senior Noteholder
EXECUTED AS A DEED on behalf of
NATIXIS

By: /s/ Michel Conges

Name:	Michel Conges
Title:	Chief Operating Officer - GSCS

in the presence of: /s/ Thomas Pons
Name:	Thomas Pons
Address:	Natixis, 47 Quai d’Austerlitz, 75013 Paris
Occupation:	E.D.

#33

The Senior Noteholder
EXECUTED AS A DEED on behalf of
SCOTIABANK EUROPE PLC

By: /s/ Steven Lowe
Name: Steven Lowe
Title: Managing Director

Witnessed By: /s/ Steve Caller
Name: Steve Caller
Title: Manager

#34

The Senior Noteholder
EXECUTED AS A DEED on behalf of
BLUE FINN S.A.R.L., LUXEMBOURG, KÜSNACHT BRANCH
By: /s/ P.K.C. Spiering

Name:	P.K.C. Spiering
Title:	Branch Manager

in the presence of: /s/ P.C.C. Van Tol
Name:	P.C.C. Van Tol
Address:	Steinackerstrasse 9, Kusnacht
Occupation:	Finance Director

#35

The Senior Noteholder
SIGNED AND DELIVERED AS A DEED
for and on behalf of
ELEKTRA PURCHASE NO. 34 LIMITED
Acting by its duly authorised Attorney

By: /s/ Brian Buckley

Name:	Brian Buckley
Title:	Attorney in Fact

in the presence of: /s/ Abigail O’Connor
Name:	Abigail O’Connor
Address:	17 The Crescent, Inse Bay, Laytown, Co. Meath
Occupation:	Trainee Administrator

#36

The Senior Noteholder
EXECUTED AS A DEED on behalf of
JUPITER SECURITIZATION COMPANY LLC
By JPMorgan Chase Bank N.A., its attorney-in-fact

By: /s/ Adam J. Klimek
Name: Adam J. Klimek
Title: Executive Director

By: /s/ Corina Mills
Name: Corina Mills
Title: Executive Director

#37

The Senior Noteholder
EXECUTED AS A DEED on behalf of
JPMORGAN CHASE BANK, N.A.

By: /s/ Adam J. Klimek
Name: Adam J. Klimek
Title: Executive Director

By: /s/ Corina Mills
Name: Corina Mills
Title: Executive Director

#38

French Intermediary Bank
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Edith Lusson

Name:	Edith Lusson
Title:	Executive Director

in the presence of: /s/ Stephanie Passet
Name:	Stephanie Passet
Address:	9 quai du President Paul Doumer, 92920 Paris La Defense
Occupation:	Banker

#39

The Corporate Services Providers

EXECUTED AS A DEED on behalf of
INTERTRUST (NETHERLANDS) B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	/s/ P.D. Haverkamp-Idema	/s/ R.M.M. de Groot
Name:	P.D. Haverkamp-Idema	R.M.M. de Groot
Title:	Proxy Holder	Proxy Holder

EXECUTED AS A DEED on behalf of
VISTRA B.V. (as a Dutch FleetCo Corporate Services Provider)

By:	B.W. de Sonnaville	J.J. van Ginkel
Name:	B.W. de Sonnaville	J.J. van Ginkel
Title:	Proxy Holder	Director

#40

PRESENT when the COMMON SEAL of
STRUCTURED FINANCE MANAGEMENT (IRELAND) LIMITED
(as Issuer Corporate Services Provider and FleetCo Holdings Corporate Services Provider)
was affixed hereto and this DEED was delivered

Karen McCrave Director
Structured Finance Management Corporate Services (Ireland) Limited Company Secretary

.

#41

Registrar
EXECUTED AS A DEED on behalf of
DEUTSCHE BANK LUXEMBOURG S.A.

By:	/s/ Nick Rogivue
Name:	Nick Rogivue
Title:	Attorney

By:	/s/ Clive Rakestrow
Name:	Clive Rakestrow
Title:	Attorney

#42

FCT Servicer
EXECUTED AS A DEED on behalf of
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Edith Lusson

Name:	Edith Lusson
Title:	Executive Director

in the presence of: /s/ Stephanie Passet
Name:	Stephanie Passet
Address:	9 quai du President Paul Doumer, 92920 Paris La Defense
Occupation:	Banker

FCT CARFIN
Represented by Eurotitrisation
EXECUTED AS A DEED on behalf of
EUROTITRISATION

By: /s/ Jean-Marc Lager

Name:	Jean-Marc Lager
Title:	Directeur General

in the presence of /s/ Cecile Fossati
Name:	Cecile Fossati
Address:
Occupation:

#43

FCT Custodian
EXECUTED AS A DEED on behalf of
CACEIS BANK FRANCE
By: /s/ Carine Echelard

Name:	Carine Echelard
Title:	Chief Executive Officer

in the presence of: /s/ Philippe Bourgues
Name:	Philippe Bourgues
Address:	1-3, Place Valhubert, 75013 Paris
Occupation:	Deputy CEO

FCT Registrar
EXECUTED AS A DEED on behalf of
CACEIS CORPORATE TRUST
By: /s/ Jean-Michel Desmarest

Name:	Jean-Michel Desmarest
Title:	Directeur General

in the presence of: /s/ Julie Huguet Lepers
Name:	Julie Huguet Lepers
Address:	1-3, Place Valhubert, 75013 Paris
Occupation	: Responsable Juridique

#44